 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number    811-02105

Fidelity Salem Street Trust

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Cynthia Lo Bessette, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	November 30

Date of reporting period:	November 30, 2022

Item 1.

Reports to Stockholders

Fidelity® Strategic Dividend & Income® Fund

Annual Report
November 30, 2022
Includes Fidelity and Fidelity Advisor share classes

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended November 30, 2022	Past 1 year	Past 5 years	Past 10 years
Class A (incl.5.75% sales charge)	-7.72%	6.10%	8.32%
Class M (incl.3.50% sales charge)	-5.71%	6.35%	8.30%
Class C (incl. contingent deferred sales charge)	-3.75%	6.56%	8.30%
Fidelity® Strategic Dividend & Income® Fund	-1.79%	7.68%	9.26%
Class I	-1.83%	7.65%	9.24%
Class Z	-1.70%	7.76%	9.30%

Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.
The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.
$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Strategic Dividend & Income® Fund, a class of the fund,  on November 30, 2012.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

41,000
35,000
30,000
25,000
20,000
15,000
$10,000
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
Period Ending Values
$24,255 Fidelity® Strategic Dividend & Income® Fund
$34,966 S&P 500® Index

Management's Discussion of Fund Performance
Market Recap:
For the 12 months ending November 30, 2022, a multitude of risk factors challenged the global economy. Persistently high inflation prompted the Federal Reserve to aggressively tighten monetary policy, and market interest rates eclipsed their highest level in roughly a decade, stoking recession fears among investors. In late 2021, the Fed shifted to a more restrictive policy stance and proceeded to hike its benchmark rate six times, by a total of 3.75%, between March and November - the fastest-ever pace of monetary tightening. Against this backdrop, the Fidelity Strategic Dividend & Income Composite Index returned -3.40% for the period. U.S. dividend-paying large-cap value stocks were the only positive-performing component within the index. The category, as measured by the MSCI USA High Dividend Yield Index, gained 6.81%, as value-oriented, income-paying stocks significantly outperformed their growth counterparts. Elsewhere, real estate investment trusts (REITs), indicated by the FTSE NAREIT Equity REITs Index, returned -13.23%. Alongside rapidly rising interest rates, nearly all segments of the REIT market lost ground this period, with the lodging/resorts (+6%) and shopping centers (+1%) segments being notable exceptions. Meanwhile, convertible securities returned -16.02%, according to the ICE BofA ® All U.S. Convertibles Index. Preferred stocks, as measured by the ICE BofA ® Fixed Rate Preferred Securities Index, returned -11.19%, as this interest-rate-sensitive asset class struggled amid rising rates.
Comments from Co-Lead Manager Adam Kramer:
For the fiscal year ending November 30, 2022, the fund's share classes returned approximately -3% to -2% (excluding sales charges, if applicable), outperforming the -3.40% result of the Fidelity Strategic Dividend & Income Composite Index. Much of this outperformance came from security selection in the fund's convertible securities subportfolio, and especially from being well-positioned in the market-leading energy sector. To a lesser extent, underweighting the asset class also contributed. The fund's modest non-benchmark stake in master limited partnerships further contributed, as did security selection in the category. Stock picking in the fund's large-cap, dividend-paying equity portfolio sleeve further bolstered performance. The subportfolio manager's picks in the health care sector added particular value, as did a relative overweighting in the strong-performing energy category. Our positioning in preferred securities further boosted the fund's relative performance. While very little detracted from the fund's relative result during a strong period of relative performance, the only meaningfully negative factor this period was security selection among real estate investment trusts, particularly among selected data center REITs and in the real estate related category, a diverse group that includes real estate services companies and operators of cell-phone towers.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary November 30, 2022 (Unaudited)
The information in the following table is based on the combined Investments of the Fund and it's pro-rata share of investments in Fidelity's Central Funds.
Top Holdings (% of Fund's net assets)
(excluding cash equivalents)
Procter & Gamble Co.	2.3
The Coca-Cola Co.	2.0
AbbVie, Inc.	1.9
Prologis (REIT), Inc.	1.8
Merck & Co., Inc.	1.7
Bristol-Myers Squibb Co.	1.7
Amgen, Inc.	1.6
PepsiCo, Inc.	1.6
Cisco Systems, Inc.	1.6
NextEra Energy, Inc.	1.4
17.6

Market Sectors (% of Fund's net assets)

Financials	24.0
Real Estate	15.0
Health Care	13.4
Consumer Staples	9.6
Information Technology	8.6
Industrials	6.7
Utilities	5.7
Energy	5.2
Communication Services	4.9
Consumer Discretionary	3.8
Materials	1.7

Quality Diversification (% of Fund's net assets)

Percentages shown as 0.0% may reflect amounts less than 0.05%.

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of Fund's net assets)

Foreign investments - 10.7%

Geographic Diversification (% of Fund's net assets)

*    Includes Short-Term investments and Net Other Assets (Liabilities).
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

An unaudited holdings listing for the fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying Fidelity Central Funds, other than the Money Market Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable.

Schedule of Investments November 30, 2022
Showing Percentage of Net Assets
Corporate Bonds - 9.3%
	Principal Amount (a)	Value ($)
Convertible Bonds - 8.6%
COMMUNICATION SERVICES - 0.9%
Diversified Telecommunication Services - 0.0%
Radius Global Infrastructure, Inc. 2.5% 9/15/26 (b)	91,000	80,837

Entertainment - 0.2%
Liberty Media Corp. 0.5% 12/1/50 (b)	461,000	470,819
Liberty Media Corp. Liberty Formula One:
1% 1/30/23	554,000	915,060
2.25% 8/15/27(b)	3,517,000	3,358,735
Live Nation Entertainment, Inc. 2% 2/15/25	66,000	66,165
Spotify U.S.A., Inc. 0% 3/15/26	1,000,000	799,500
World Wrestling Entertainment, Inc. 3.375% 12/15/23	26,000	83,603
Zynga, Inc.:
0% 12/15/26	1,969,000	1,941,814
0.25% 6/1/24	2,095,000	2,271,110
		9,906,806
Interactive Media & Services - 0.3%
Eventbrite, Inc. 5% 12/1/25	992,000	973,400
IAC FinanceCo 2, Inc. 0.875% 6/15/26 (b)	1,332,000	1,235,430
IAC FinanceCo 3, Inc. 2% 1/15/30 (b)	1,345,000	1,255,558
Liberty TripAdvisor Holdings, Inc. 0.5% 6/30/51 (b)	1,875,000	1,313,438
Snap, Inc.:
0% 5/1/27	4,040,000	2,817,900
0.125% 3/1/28(b)	6,450,000	4,337,625
0.25% 5/1/25	718,000	658,765
0.75% 8/1/26	1,690,000	1,469,244
TripAdvisor, Inc. 0.25% 4/1/26	812,000	644,728
		14,706,088
Media - 0.4%
Cable One, Inc. 0% 3/15/26	102,000	77,826
DISH Network Corp.:
0% 12/15/25	3,891,000	2,629,927
2.375% 3/15/24	3,618,000	3,228,970
3.375% 8/15/26	8,057,000	5,216,908
Gannett Co., Inc. 4.75% 4/15/24	1,250,000	973,970
Grizzly Merger Sub 1 LLC 1.75% 9/30/46 (b)	2,159,000	2,385,695
Liberty Broadband Corp.:
1.25% 9/30/50(b)	2,910,000	2,775,413
2.75% 9/30/50(b)	1,120,000	1,083,780
Liberty Interactive LLC 1.75% 9/30/46 (b)	673,000	773,142
Liberty Media Corp. 1.375% 10/15/23	1,283,000	1,691,636
Magnite, Inc. 0.25% 3/15/26	2,907,000	2,201,592
TechTarget, Inc. 0% 12/15/26 (b)	120,000	89,400
		23,128,259
TOTAL COMMUNICATION SERVICES		47,821,990

CONSUMER DISCRETIONARY - 1.1%
Auto Components - 0.1%
LCI Industries 1.125% 5/15/26	50,000	43,000
Patrick Industries, Inc.:
1% 2/1/23	1,742,000	1,719,800
1.75% 12/1/28(b)	2,940,000	2,299,080
		4,061,880
Automobiles - 0.2%
Ford Motor Co. 0% 3/15/26	4,859,000	5,019,347
Lucid Group, Inc. 1.25% 12/15/26 (b)	2,100,000	1,168,125
Winnebago Industries, Inc. 1.5% 4/1/25	1,544,000	1,708,050
		7,895,522
Diversified Consumer Services - 0.0%
2U, Inc. 2.25% 5/1/25	127,000	85,154
Chegg, Inc.:
0% 9/1/26	1,563,000	1,229,864
0.125% 3/15/25	1,328,000	1,228,400
		2,543,418
Hotels, Restaurants & Leisure - 0.5%
Airbnb, Inc. 0% 3/15/26	2,689,000	2,257,416
Booking Holdings, Inc. 0.75% 5/1/25	82,000	114,497
Carnival Corp. 5.75% 12/1/27 (b)	2,650,000	2,663,250
Cracker Barrel Old Country Store, Inc. 0.625% 6/15/26	3,874,000	3,498,609
DraftKings, Inc. 0% 3/15/28	14,880,000	9,493,440
Expedia, Inc. 0% 2/15/26	90,000	79,650
Marriott Vacations Worldwide Corp. 0% 1/15/26	100,000	103,350
NCL Corp. Ltd.:
1.125% 2/15/27	1,384,000	1,050,785
2.5% 2/15/27(b)	1,153,000	898,187
5.375% 8/1/25	66,000	77,781
Penn Entertainment, Inc. 2.75% 5/15/26	1,636,000	2,734,574
Royal Caribbean Cruises Ltd. 6% 8/15/25 (b)	2,910,000	4,137,970
Shake Shack, Inc. 0% 3/1/28	97,000	66,384
The Cheesecake Factory, Inc. 0.375% 6/15/26	79,000	65,619
Vail Resorts, Inc. 0% 1/1/26	100,000	93,375
		27,334,887
Internet & Direct Marketing Retail - 0.2%
Etsy, Inc.:
0.125% 10/1/26	2,915,000	4,834,528
0.125% 9/1/27	1,931,000	1,953,395
0.25% 6/15/28	90,000	78,480
Lyft, Inc. 1.5% 5/15/25	74,000	64,121
The RealReal, Inc. 1% 3/1/28	853,000	311,345
Uber Technologies, Inc. 0% 12/15/25	74,000	62,749
Wayfair LLC:
0.625% 10/1/25	2,798,000	1,783,725
1.125% 11/1/24	329,000	280,061
Xometry, Inc. 1% 2/1/27 (b)	590,000	576,725
		9,945,129
Leisure Products - 0.1%
Peloton Interactive, Inc. 0% 2/15/26	4,511,000	3,189,374
Topgolf Callaway Brands Corp. 2.75% 5/1/26	1,522,000	2,068,969
		5,258,343
Specialty Retail - 0.0%
Burlington Stores, Inc. 2.25% 4/15/25	75,000	85,219
National Vision Holdings, Inc. 2.5% 5/15/25	1,398,000	1,992,989
		2,078,208
TOTAL CONSUMER DISCRETIONARY		59,117,387

CONSUMER STAPLES - 0.1%
Food Products - 0.0%
Post Holdings, Inc. 2.5% 8/15/27 (b)	1,250,000	1,332,500

Tobacco - 0.1%
Turning Point Brands, Inc. 2.5% 7/15/24	6,672,000	5,902,962

TOTAL CONSUMER STAPLES		7,235,462

ENERGY - 0.5%
Oil, Gas & Consumable Fuels - 0.5%
Antero Resources Corp. 4.25% 9/1/26	211,000	1,774,278
Arch Resources, Inc. 5.25% 11/15/25	249,000	1,065,347
CNX Resources Corp. 2.25% 5/1/26	1,322,000	1,989,610
EQT Corp. 1.75% 5/1/26	1,107,000	3,207,533
Northern Oil & Gas, Inc. 3.625% 4/15/29 (b)	4,718,000	5,571,958
Peabody Energy Corp. 3.25% 3/1/28 (b)	1,514,000	2,742,611
Pioneer Natural Resources Co. 0.25% 5/15/25	3,497,000	8,424,273
		24,775,610
FINANCIALS - 0.1%
Capital Markets - 0.0%
Coinbase Global, Inc. 0.5% 6/1/26	3,308,000	1,738,346

Consumer Finance - 0.1%
LendingTree, Inc. 0.5% 7/15/25	3,597,000	2,561,783
SoFi Technologies, Inc. 0% 10/15/26 (b)	80,000	55,000
		2,616,783
TOTAL FINANCIALS		4,355,129

HEALTH CARE - 1.2%
Biotechnology - 0.4%
Alnylam Pharmaceuticals, Inc. 1% 9/15/27 (b)	1,720,000	1,779,340
Cerevel Therapeutics Holdings 2.5% 8/15/27 (b)	650,000	605,150
Coherus BioSciences, Inc. 1.5% 4/15/26	80,000	54,408
Cytokinetics, Inc. 4% 11/15/26	100,000	416,500
Dynavax Technologies Corp. 2.5% 5/15/26	100,000	140,700
Exact Sciences Corp.:
0.375% 3/15/27	101,000	77,391
0.375% 3/1/28	102,000	73,497
1% 1/15/25	68,000	67,619
Global Blood Therapeutics, Inc. 1.875% 12/15/28 (b)	1,750,000	3,917,375
Halozyme Therapeutics, Inc. 1% 8/15/28 (b)	1,220,000	1,433,500
Insmed, Inc.:
0.75% 6/1/28	1,200,000	941,774
1.75% 1/15/25	750,000	689,250
Natera, Inc. 2.25% 5/1/27	578,000	740,924
Neurocrine Biosciences, Inc. 2.25% 5/15/24	975,000	1,634,588
Sarepta Therapeutics, Inc.:
1.25% 9/15/27(b)	4,705,000	5,236,665
1.5% 11/15/24	1,120,000	2,012,640
		19,821,321
Health Care Equipment & Supplies - 0.4%
CONMED Corp. 2.25% 6/15/27 (b)	1,080,000	957,420
DexCom, Inc.:
0.25% 11/15/25	2,878,000	3,118,313
0.75% 12/1/23	1,655,000	4,681,168
Envista Holdings Corp. 2.375% 6/1/25	1,879,000	3,200,877
Glaukos Corp. 2.75% 6/15/27	830,000	992,369
Haemonetics Corp. 0% 3/1/26	100,000	83,581
Insulet Corp. 0.375% 9/1/26	2,302,000	3,281,501
Integra LifeSciences Holdings Corp. 0.5% 8/15/25	1,458,000	1,404,783
LivaNova U.S.A., Inc. 3% 12/15/25	1,360,000	1,589,160
Mesa Laboratories, Inc. 1.375% 8/15/25	566,000	511,098
Nevro Corp. 2.75% 4/1/25	343,000	320,705
Novocure Ltd. 0% 11/1/25	890,000	790,893
Omnicell, Inc. 0.25% 9/15/25	959,000	838,646
Tandem Diabetes Care, Inc. 1.5% 5/1/25 (b)	70,000	63,581
Varex Imaging Corp. 4% 6/1/25	100,000	120,313
		21,954,408
Health Care Providers & Services - 0.2%
1Life Healthcare, Inc. 3% 6/15/25	2,125,000	2,051,688
Accolade, Inc. 0.5% 4/1/26	4,816,000	3,371,200
Brookdale Senior Living, Inc. 2% 10/15/26	2,132,000	1,589,673
Guardant Health, Inc. 0% 11/15/27	1,804,000	1,303,638
Oak Street Health, Inc. 0% 3/15/26	4,087,000	3,135,759
		11,451,958
Health Care Technology - 0.1%
Allscripts Healthcare Solutions, Inc. 0.875% 1/1/27	1,082,000	1,627,869
Health Catalyst, Inc. 2.5% 4/15/25	724,000	624,450
Nextgen Healthcare, Inc. 3.75% 11/15/27 (b)	1,990,000	2,153,692
Teladoc Health, Inc. 1.25% 6/1/27	1,504,000	1,140,182
		5,546,193
Life Sciences Tools & Services - 0.1%
Illumina, Inc. 0% 8/15/23	858,000	829,683
Inotiv, Inc. 3.25% 10/15/27	80,000	45,608
Nanostring Technologies, Inc. 2.625% 3/1/25	894,000	712,589
NeoGenomics, Inc. 1.25% 5/1/25	420,000	359,363
Repligen Corp. 0.375% 7/15/24	960,000	1,604,973
		3,552,216
Pharmaceuticals - 0.0%
Innoviva, Inc. 2.125% 3/15/28 (b)	80,000	64,200
Jazz Investments I Ltd. 2% 6/15/26	1,446,000	1,710,799
		1,774,999
TOTAL HEALTH CARE		64,101,095

INDUSTRIALS - 0.7%
Aerospace & Defense - 0.1%
Parsons Corp. 0.25% 8/15/25	2,343,000	2,788,170

Air Freight & Logistics - 0.0%
Air Transport Services Group, Inc. 1.125% 10/15/24	776,500	816,125
Atlas Air Worldwide Holdings, Inc. 1.875% 6/1/24	1,025,000	1,710,725
		2,526,850
Airlines - 0.3%
American Airlines Group, Inc. 6.5% 7/1/25	3,000,000	3,391,500
JetBlue Airways Corp. 0.5% 4/1/26	7,004,000	5,249,498
Southwest Airlines Co. 1.25% 5/1/25	5,076,000	6,588,648
		15,229,646
Construction & Engineering - 0.0%
Granite Construction, Inc. 2.75% 11/1/24	2,166,000	2,665,263

Electrical Equipment - 0.1%
Array Technologies, Inc. 1% 12/1/28 (b)	1,692,000	1,784,227
Bloom Energy Corp. 2.5% 8/15/25	51,000	74,039
Plug Power, Inc. 3.75% 6/1/25	17,000	54,324
Stem, Inc. 0.5% 12/1/28 (b)	2,201,000	1,599,541
Sunrun, Inc. 0% 2/1/26	995,000	722,370
		4,234,501
Machinery - 0.1%
Chart Industries, Inc. 1% 11/15/24 (b)	16,000	39,256
Desktop Metal, Inc. 6% 5/15/27 (b)	550,000	732,600
John Bean Technologies Corp. 0.25% 5/15/26	1,444,000	1,235,342
Middleby Corp. 1% 9/1/25	1,940,000	2,400,750
The Greenbrier Companies, Inc. 2.875% 4/15/28	66,000	61,677
		4,469,625
Professional Services - 0.1%
FTI Consulting, Inc. 2% 8/15/23	1,095,000	1,871,903
KBR, Inc. 2.5% 11/1/23	1,160,000	2,395,980
		4,267,883
Transportation Infrastructure - 0.0%
Seaspan Corp. 3.75% 12/15/25 (b)	1,270,000	1,556,385

TOTAL INDUSTRIALS		37,738,323

INFORMATION TECHNOLOGY - 3.7%
Communications Equipment - 0.1%
Lumentum Holdings, Inc.:
0.25% 3/15/24	1,309,000	1,409,793
0.5% 12/15/26	1,359,000	1,178,933
0.5% 6/15/28(b)	90,000	68,644
		2,657,370
Electronic Equipment & Components - 0.1%
Insight Enterprises, Inc. 0.75% 2/15/25	1,766,000	2,737,300
Par Technology Corp. 1.5% 10/15/27	98,000	68,943
		2,806,243
IT Services - 0.8%
Affirm Holdings, Inc. 0% 11/15/26	2,090,000	1,219,515
Akamai Technologies, Inc.:
0.125% 5/1/25	9,097,000	10,202,286
0.375% 9/1/27	3,942,000	4,020,840
BigCommerce Holdings, Inc. 0.25% 10/1/26	6,094,000	4,301,808
Block, Inc.:
0% 5/1/26	86,000	69,015
0.125% 3/1/25	69,000	67,361
0.25% 11/1/27	1,032,000	779,160
0.5% 5/15/23	88,000	94,864
Cloudflare, Inc.:
0% 8/15/26	64,000	51,424
0.75% 5/15/25	1,193,000	1,744,246
Digitalocean Holdings, Inc. 0% 12/1/26	3,717,000	2,657,655
Fastly, Inc. 0% 3/15/26	4,682,000	3,324,220
MongoDB, Inc. 0.25% 1/15/26	2,419,000	2,500,037
Okta, Inc.:
0.125% 9/1/25	3,884,000	3,314,994
0.375% 6/15/26	4,221,000	3,427,452
Perficient, Inc. 0.125% 11/15/26	1,910,000	1,463,060
Repay Holdings Corp. 0% 2/1/26 (b)	977,000	723,566
Shopify, Inc. 0.125% 11/1/25	3,100,000	2,651,185
Wix.com Ltd. 0% 8/15/25	2,557,000	2,147,880
		44,760,568
Semiconductors & Semiconductor Equipment - 0.4%
Camtek Ltd. 0% 12/1/26 (b)	100,000	76,850
Enphase Energy, Inc.:
0% 3/1/26	100,000	125,700
0% 3/1/28	100,000	131,482
0.25% 3/1/25	191,000	753,782
onsemi:
0% 5/1/27	3,073,000	4,704,763
1.625% 10/15/23	1,169,000	4,232,365
Semtech Corp. 1.625% 11/1/27 (b)	1,000,000	1,044,000
SMART Global Holdings, Inc. 2.25% 2/15/26	100,000	104,950
SolarEdge Technologies, Inc. 0% 9/15/25	2,415,000	3,106,898
Wolfspeed, Inc.:
0.25% 2/15/28(b)	810,000	781,650
1.75% 5/1/26	1,205,000	2,426,870
1.875% 12/1/29(b)	4,020,000	4,168,740
		21,658,050
Software - 2.3%
8x8, Inc. 0.5% 2/1/24	1,973,000	1,739,144
Altair Engineering, Inc. 0.25% 6/1/24	1,265,000	1,468,665
Avalara, Inc. 0.25% 8/1/26	1,550,000	1,546,125
Bill.Com Holdings, Inc.:
0% 12/1/25	120,000	127,500
0% 4/1/27	81,000	64,436
BlackLine, Inc.:
0% 3/15/26	6,050,000	5,131,156
0.125% 8/1/24	2,800,000	3,129,000
Box, Inc. 0% 1/15/26	1,657,000	1,977,630
Cerence, Inc. 3% 6/1/25	559,000	513,489
Ceridian HCM Holding, Inc. 0.25% 3/15/26	1,601,000	1,404,878
Confluent, Inc. 0% 1/15/27 (b)	2,372,000	1,784,930
Coupa Software, Inc.:
0.125% 6/15/25	4,693,000	4,293,187
0.375% 6/15/26	19,581,000	17,172,537
CyberArk Software Ltd. 0% 11/15/24	1,858,000	2,113,475
Datadog, Inc. 0.125% 6/15/25	1,316,000	1,444,968
DocuSign, Inc. 0% 1/15/24	2,328,000	2,177,844
Dropbox, Inc.:
0% 3/1/26	797,000	726,466
0% 3/1/28	811,000	731,522
Everbridge, Inc.:
0% 3/15/26	2,317,000	1,978,808
0.125% 12/15/24	1,856,000	1,649,241
Five9, Inc. 0.5% 6/1/25	2,460,000	2,236,140
Guidewire Software, Inc. 1.25% 3/15/25	1,087,000	993,518
HubSpot, Inc. 0.375% 6/1/25	2,190,000	2,776,920
InterDigital, Inc. 3.5% 6/1/27 (b)	100,000	94,200
LivePerson, Inc.:
0% 12/15/26	11,510,000	8,182,186
0.75% 3/1/24	1,765,000	1,646,966
New Relic, Inc. 0.5% 5/1/23	1,791,000	1,748,912
Pagerduty, Inc. 1.25% 7/1/25	645,000	611,138
Palo Alto Networks, Inc.:
0.375% 6/1/25	6,359,000	11,137,789
0.75% 7/1/23	4,918,000	9,445,019
Pegasystems, Inc. 0.75% 3/1/25	653,000	551,785
Progress Software Corp. 1% 4/15/26	2,055,000	2,165,970
Q2 Holdings, Inc. 0.75% 6/1/26	1,720,000	1,379,136
Rapid7, Inc.:
0.25% 3/15/27	3,775,000	2,758,109
2.25% 5/1/25	1,439,000	1,328,917
RingCentral, Inc.:
0% 3/1/25	2,529,000	2,162,295
0% 3/15/26	4,757,000	3,679,540
Splunk, Inc.:
0.5% 9/15/23	1,102,000	1,057,920
1.125% 9/15/25	2,760,000	2,547,480
1.125% 6/15/27	1,202,000	991,049
Tyler Technologies, Inc. 0.25% 3/15/26	1,365,000	1,300,845
Unity Software, Inc. 0% 11/15/26	10,136,000	7,470,232
Varonis Systems, Inc. 1.25% 8/15/25	69,000	68,517
Verint Systems, Inc. 0.25% 4/15/26	743,000	659,041
Veritone, Inc. 1.75% 11/15/26	139,000	88,682
Workiva, Inc. 1.125% 8/15/26	2,545,000	3,043,820
Zscaler, Inc. 0.125% 7/1/25	3,124,000	3,561,360
		124,862,487
TOTAL INFORMATION TECHNOLOGY		196,744,718

MATERIALS - 0.1%
Chemicals - 0.0%
Livent Corp. 4.125% 7/15/25	522,000	1,724,949

Metals & Mining - 0.1%
ATI, Inc. 3.5% 6/15/25	60,000	122,910
MP Materials Corp. 0.25% 4/1/26 (b)	1,559,000	1,578,488
SSR Mining, Inc. 2.5% 4/1/39	2,061,000	2,260,917
United States Steel Corp. 5% 11/1/26	728,000	1,505,140
		5,467,455
TOTAL MATERIALS		7,192,404

REAL ESTATE - 0.1%
Equity Real Estate Investment Trusts (REITs) - 0.1%
Pebblebrook Hotel Trust 1.75% 12/15/26	2,420,000	2,178,000
Porch Group, Inc. 0.75% 9/15/26 (b)	2,874,000	1,516,035
Summit Hotel Properties, Inc. 1.5% 2/15/26	77,000	70,340
Uniti Fiber Holdings, Inc. 4% 6/15/24 (b)	1,159,000	1,083,665
		4,848,040
Real Estate Management & Development - 0.0%
Realogy Group LLC/Realogy Co-Issuer Corp. 0.25% 6/15/26	84,000	58,884
Redfin Corp.:
0% 10/15/25	192,000	114,240
0.5% 4/1/27	155,000	63,550
Zillow Group, Inc. 2.75% 5/15/25	67,000	66,263
		302,937
TOTAL REAL ESTATE		5,150,977

UTILITIES - 0.1%
Electric Utilities - 0.0%
NRG Energy, Inc. 2.75% 6/1/48	1,399,000	1,590,663

Independent Power and Renewable Electricity Producers - 0.1%
NextEra Energy Partners LP 0% 6/15/24 (b)	80,000	79,520
Ormat Technologies, Inc. 2.5% 7/15/27 (b)	690,000	818,340
Sunnova Energy International, Inc.:
0.25% 12/1/26	80,000	69,640
2.625% 2/15/28(b)	1,380,000	1,260,630
		2,228,130
TOTAL UTILITIES		3,818,793

TOTAL CONVERTIBLE BONDS		458,051,888
Nonconvertible Bonds - 0.7%
COMMUNICATION SERVICES - 0.0%
Media - 0.0%
Gannett Holdings LLC 6% 11/1/26 (b)	4,965,000	3,947,218

CONSUMER DISCRETIONARY - 0.0%
Automobiles - 0.0%
Rivian Holdco & Rivian LLC & Rivian Automotive LLC 6 month U.S. LIBOR + 5.620% 10.1636% 10/15/26 (b)(c)(d)	45,000	43,425

CONSUMER STAPLES - 0.1%
Food & Staples Retailing - 0.0%
Albertsons Companies LLC/Safeway, Inc./New Albertson's, Inc./Albertson's LLC:
3.5% 3/15/29(b)	300,000	249,907
4.875% 2/15/30(b)	1,080,000	963,619
		1,213,526
Tobacco - 0.1%
Turning Point Brands, Inc. 5.625% 2/15/26 (b)	3,415,000	2,973,007

TOTAL CONSUMER STAPLES		4,186,533

ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Calumet Specialty Products Partners LP/Calumet Finance Corp. 11% 4/15/25 (b)	3,510,000	3,711,825
DCP Midstream Operating LP 5.85% 5/21/43 (b)(c)	1,000,000	978,302
SFL Corp. Ltd. 7.25% 5/12/26 (b)	1,300,000	1,231,750
		5,921,877
FINANCIALS - 0.4%
Banks - 0.0%
JPMorgan Chase & Co. 3 month U.S. LIBOR + 1.000% 5.6061% 5/15/77 (c)(d)	4,500,000	3,432,063

Diversified Financial Services - 0.2%
ILFC E-Capital Trust I 3 month U.S. LIBOR + 1.550% 5.1153% 12/21/65 (b)(c)(d)	14,050,000	9,123,227

Insurance - 0.2%
MetLife, Inc. 6.4% 12/15/66 (c)	5,000,000	4,709,124
Prudential Financial, Inc.:
3.7% 10/1/50(c)	2,350,000	1,891,750
5.125% 3/1/52(c)	2,350,000	2,009,028
6% 9/1/52(c)	1,000,000	922,041
		9,531,943
TOTAL FINANCIALS		22,087,233

UTILITIES - 0.1%
Electric Utilities - 0.0%
Southern Co. 4% 1/15/51 (c)	1,800,000	1,586,857

Multi-Utilities - 0.1%
CMS Energy Corp. 4.75% 6/1/50 (c)	2,000,000	1,664,058
Sempra Energy 4.125% 4/1/52 (c)	1,250,000	971,996
		2,636,054
TOTAL UTILITIES		4,222,911

TOTAL NONCONVERTIBLE BONDS		40,409,197
TOTAL CORPORATE BONDS (Cost $497,484,859)		498,461,085

Common Stocks - 53.8%
	Shares	Value ($)
COMMUNICATION SERVICES - 3.5%
Diversified Telecommunication Services - 1.4%
AT&T, Inc.	1,449,700	27,950,216
Cellnex Telecom SA (b)	24,833	853,971
Helios Towers PLC (e)	69,039	95,871
Verizon Communications, Inc.	1,162,019	45,295,501
		74,195,559
Entertainment - 0.1%
Activision Blizzard, Inc.	36,800	2,721,360
Media - 1.5%
Charter Communications, Inc. Class A (e)	619	242,209
Comcast Corp. Class A	1,632,012	59,796,920
Gannett Co., Inc. (e)	1,196,208	2,990,520
Interpublic Group of Companies, Inc.	272,500	9,363,100
Shaw Communications, Inc. Class B	295,926	8,076,009
		80,468,758
Wireless Telecommunication Services - 0.5%
T-Mobile U.S., Inc. (e)	187,754	28,437,221
TOTAL COMMUNICATION SERVICES		185,822,898
CONSUMER DISCRETIONARY - 2.6%
Diversified Consumer Services - 0.2%
H&R Block, Inc.	172,100	7,522,491
Hotels, Restaurants & Leisure - 1.4%
McDonald's Corp.	265,778	72,501,581
Super Group SGHC Ltd. (e)	1,254,495	4,001,839
		76,503,420
Multiline Retail - 0.5%
Dollar Tree, Inc. (e)	37,600	5,650,904
Target Corp.	126,500	21,134,355
		26,785,259
Specialty Retail - 0.4%
Best Buy Co., Inc.	89,100	7,600,230
Burlington Stores, Inc. (e)	15,000	2,935,200
TJX Companies, Inc.	143,000	11,447,150
		21,982,580
Textiles, Apparel & Luxury Goods - 0.1%
Columbia Sportswear Co.	50,300	4,506,377
TOTAL CONSUMER DISCRETIONARY		137,300,127
CONSUMER STAPLES - 9.4%
Beverages - 4.3%
Diageo PLC	292,038	13,486,898
Keurig Dr. Pepper, Inc.	726,152	28,080,298
PepsiCo, Inc.	456,220	84,633,372
The Coca-Cola Co.	1,656,547	105,372,955
		231,573,523
Food & Staples Retailing - 0.8%
Albertsons Companies, Inc.	205,500	4,305,225
Alimentation Couche-Tard, Inc. Class A (multi-vtg.)	94,200	4,291,399
BJ's Wholesale Club Holdings, Inc. (e)	71,700	5,394,708
Costco Wholesale Corp.	9,700	5,230,725
Walmart, Inc.	162,400	24,753,008
		43,975,065
Food Products - 1.0%
Bunge Ltd.	50,200	5,262,968
Mondelez International, Inc.	567,014	38,335,817
Nestle SA (Reg. S)	75,054	8,933,198
		52,531,983
Household Products - 2.3%
Procter & Gamble Co.	816,260	121,753,316
Personal Products - 0.2%
Unilever PLC	150,900	7,545,173
Tobacco - 0.8%
Philip Morris International, Inc.	442,600	44,113,942
TOTAL CONSUMER STAPLES		501,493,002
ENERGY - 4.5%
Energy Equipment & Services - 0.0%
Tenaris SA sponsored ADR	39,881	1,374,698
Oil, Gas & Consumable Fuels - 4.5%
Antero Resources Corp. (e)	50,549	1,847,566
Canadian Natural Resources Ltd.	13,821	825,390
Canadian Natural Resources Ltd.	121,738	7,268,170
Cenovus Energy, Inc.	124,371	2,473,739
Cheniere Energy, Inc.	29,683	5,205,211
ConocoPhillips Co.	96,988	11,978,988
DCP Midstream Partners LP	157,729	6,205,059
DHT Holdings, Inc.	3,164,055	32,051,877
DT Midstream, Inc.	4,295	259,117
Energy Transfer LP	800,496	10,038,220
EnLink Midstream LLC (f)	365,450	4,699,687
Enterprise Products Partners LP	5,261	130,525
Equitrans Midstream Corp.	46,399	389,288
Euronav NV	990,900	19,322,550
Exxon Mobil Corp.	297,306	33,102,050
Genesis Energy LP	407,930	4,311,820
Golar LNG Ltd. (e)	10,914	273,614
Hess Corp.	18,000	2,590,380
Imperial Oil Ltd.	357,831	20,358,180
MEG Energy Corp. (e)	133,264	1,897,190
MPLX LP	61,776	2,099,766
Occidental Petroleum Corp.	20,737	1,441,014
ONEOK, Inc.	5,543	370,938
Ovintiv, Inc.	61,230	3,414,185
Phillips 66 Co.	104,324	11,312,895
Plains All American Pipeline LP	488,568	6,068,015
Scorpio Tankers, Inc.	153,600	7,836,672
Suncor Energy, Inc. (f)	419,534	13,794,736
Targa Resources Corp.	98,879	7,355,609
The Williams Companies, Inc.	27,120	941,064
Valero Energy Corp.	87,038	11,630,018
Western Midstream Partners LP	308,389	8,628,724
		240,122,257
TOTAL ENERGY		241,496,955
FINANCIALS - 6.0%
Banks - 2.5%
Bank of America Corp.	783,145	29,642,038
Huntington Bancshares, Inc.	853,352	13,209,889
JPMorgan Chase & Co.	133,800	18,488,484
M&T Bank Corp.	115,057	19,561,991
PNC Financial Services Group, Inc.	194,302	32,693,255
Wells Fargo & Co.	416,812	19,986,135
		133,581,792
Capital Markets - 1.0%
BlackRock, Inc. Class A	70,911	50,772,276
Consumer Finance - 0.3%
Capital One Financial Corp.	155,290	16,032,140
Insurance - 2.2%
American Financial Group, Inc.	75,900	10,794,498
Chubb Ltd.	183,336	40,258,752
Hartford Financial Services Group, Inc.	221,136	16,888,156
Marsh & McLennan Companies, Inc.	33,200	5,749,576
The Travelers Companies, Inc.	235,492	44,698,737
		118,389,719
TOTAL FINANCIALS		318,775,927
HEALTH CARE - 11.9%
Biotechnology - 3.5%
AbbVie, Inc.	634,837	102,323,028
Amgen, Inc.	295,700	84,688,480
		187,011,508
Health Care Providers & Services - 0.6%
UnitedHealth Group, Inc.	63,104	34,565,847
Life Sciences Tools & Services - 0.6%
Danaher Corp.	122,870	33,593,887
Pharmaceuticals - 7.2%
AstraZeneca PLC sponsored ADR	444,124	30,187,108
Bristol-Myers Squibb Co.	1,142,871	91,749,684
Eli Lilly & Co.	118,833	44,096,550
Johnson & Johnson	372,620	66,326,360
Merck & Co., Inc.	835,681	92,025,192
Roche Holding AG (participation certificate)	76,033	24,834,194
Royalty Pharma PLC	185,400	8,152,038
Sanofi SA sponsored ADR	530,300	24,049,105
		381,420,231
TOTAL HEALTH CARE		636,591,473
INDUSTRIALS - 5.6%
Aerospace & Defense - 1.8%
Huntington Ingalls Industries, Inc.	57,194	13,266,720
Lockheed Martin Corp.	85,000	41,241,150
Northrop Grumman Corp.	54,102	28,852,056
The Boeing Co. (e)	56,999	10,195,981
		93,555,907
Air Freight & Logistics - 1.0%
United Parcel Service, Inc. Class B	291,329	55,273,851
Building Products - 0.4%
Johnson Controls International PLC	285,090	18,941,380
Commercial Services & Supplies - 0.2%
GFL Environmental, Inc. (f)	13,954	404,247
Republic Services, Inc.	5,631	784,342
Waste Connections, Inc. (United States)	7,751	1,120,020
Waste Management, Inc.	49,220	8,255,178
		10,563,787
Construction & Engineering - 0.0%
Ferrovial SA	20,439	549,652
VINCI SA	3,371	340,356
		890,008
Electrical Equipment - 1.2%
AMETEK, Inc.	41,600	5,924,672
Babcock & Wilcox Enterprises, Inc. (e)	1,595,880	7,277,213
Eaton Corp. PLC	300,503	49,117,215
		62,319,100
Industrial Conglomerates - 0.4%
General Electric Co.	121,675	10,460,400
Hitachi Ltd.	119,800	6,406,840
Siemens AG	43,300	6,005,054
		22,872,294
Machinery - 0.1%
ITT, Inc.	86,400	7,302,528
Professional Services - 0.1%
KBR, Inc.	83,000	4,288,610
Road & Rail - 0.0%
Canadian Pacific Railway Ltd.	708	57,992
CSX Corp.	3,547	115,951
Union Pacific Corp.	1,323	287,660
		461,603
Trading Companies & Distributors - 0.1%
Watsco, Inc. (f)	19,356	5,206,377
Transportation Infrastructure - 0.3%
Aena SME SA (b)(e)	90,836	11,720,888
Aeroports de Paris SA (e)	3,194	492,315
Flughafen Zuerich AG (e)	897	149,148
Getlink SE	48,900	808,092
Grupo Aeroportuario del Pacifico S.A.B. de CV sponsored ADR	4,602	748,055
Grupo Aeroportuario Norte S.A.B. de CV ADR (f)	12,860	894,027
Transurban Group unit	125,267	1,224,692
		16,037,217
TOTAL INDUSTRIALS		297,712,662
INFORMATION TECHNOLOGY - 4.8%
Communications Equipment - 1.6%
Cisco Systems, Inc.	1,669,780	83,021,462
IT Services - 0.7%
Accenture PLC Class A	31,002	9,329,432
Amdocs Ltd.	149,939	13,323,580
Capgemini SA	35,000	6,327,912
Paychex, Inc.	42,000	5,209,260
Visa, Inc. Class A	27,300	5,924,100
		40,114,284
Semiconductors & Semiconductor Equipment - 0.8%
NXP Semiconductors NV	111,700	19,641,328
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	280,907	23,309,663
		42,950,991
Software - 1.0%
Microsoft Corp.	125,967	32,139,220
NortonLifeLock, Inc.	298,700	6,858,152
Open Text Corp.	320,826	9,420,977
Roper Technologies, Inc.	12,200	5,354,458
		53,772,807
Technology Hardware, Storage & Peripherals - 0.7%
Apple, Inc.	41,941	6,208,526
FUJIFILM Holdings Corp.	60,100	3,232,910
Samsung Electronics Co. Ltd.	497,213	24,156,517
Seagate Technology Holdings PLC	116,800	6,186,896
		39,784,849
TOTAL INFORMATION TECHNOLOGY		259,644,393
MATERIALS - 1.5%
Chemicals - 0.7%
Linde PLC	90,818	30,558,441
Nutrien Ltd.	71,876	5,776,690
		36,335,131
Containers & Packaging - 0.4%
Ball Corp.	96,600	5,417,328
Crown Holdings, Inc.	204,032	16,773,471
		22,190,799
Metals & Mining - 0.4%
Agnico Eagle Mines Ltd. (United States) (f)	68,500	3,450,345
Barrick Gold Corp.	100,700	1,643,424
Freeport-McMoRan, Inc.	326,200	12,982,760
Newmont Corp.	35,700	1,694,679
Wheaton Precious Metals Corp.	90,500	3,532,134
		23,303,342
TOTAL MATERIALS		81,829,272
REAL ESTATE - 0.5%
Equity Real Estate Investment Trusts (REITs) - 0.5%
American Tower Corp.	47,008	10,400,520
Crown Castle International Corp.	2,821	398,974
Digital Realty Trust, Inc.	2,378	267,430
Equinix, Inc.	731	504,865
Lamar Advertising Co. Class A	125,368	12,554,352
Prologis (REIT), Inc.	1,561	183,870
SBA Communications Corp. Class A	1,313	392,981
Segro PLC	13,595	131,563
Warehouses de Pauw	3,376	90,207
		24,924,762
UTILITIES - 3.5%
Electric Utilities - 2.2%
Constellation Energy Corp.	52,989	5,093,303
Enel SpA	100,414	541,712
Exelon Corp.	271,162	11,217,972
Iberdrola SA	85,798	969,296
NextEra Energy, Inc.	889,358	75,328,623
ORSTED A/S (b)	4,357	381,501
PG&E Corp. (e)	221,000	3,469,700
Xcel Energy, Inc.	294,126	20,653,528
		117,655,635
Independent Power and Renewable Electricity Producers - 0.2%
Brookfield Renewable Partners LP	11,630	329,013
EDP Renovaveis SA	13,877	322,809
NextEra Energy Partners LP	6,489	522,300
RWE AG	18,171	799,905
The AES Corp.	14,610	422,521
Vistra Corp.	371,800	9,045,894
		11,442,442
Multi-Utilities - 1.1%
Ameren Corp.	206,605	18,453,959
Dominion Energy, Inc.	375,853	22,968,377
Engie SA	32,252	490,288
Veolia Environnement SA	6,282	162,590
WEC Energy Group, Inc.	152,531	15,121,923
		57,197,137
TOTAL UTILITIES		186,295,214
TOTAL COMMON STOCKS (Cost $2,028,054,915)		2,871,886,685

Preferred Stocks - 10.6%
	Shares	Value ($)
Convertible Preferred Stocks - 2.1%
COMMUNICATION SERVICES - 0.2%
Media - 0.0%
Paramount Global Series A 5.75%	2,270	70,958

Wireless Telecommunication Services - 0.2%
T-Mobile U.S., Inc. 5.25% (b)(e)	8,050	9,888,781

TOTAL COMMUNICATION SERVICES		9,959,739

CONSUMER DISCRETIONARY - 0.1%
Auto Components - 0.1%
Aptiv PLC Series A, 5.50%	33,000	3,977,160

Internet & Direct Marketing Retail - 0.0%
Chewy, Inc. 6.50% (b)	50	50,775

TOTAL CONSUMER DISCRETIONARY		4,027,935

FINANCIALS - 0.7%
Banks - 0.7%
Bank of America Corp. 7.25%	15,365	18,714,570
Wells Fargo & Co. 7.50%	15,345	18,183,825
		36,898,395
Capital Markets - 0.0%
KKR & Co. LP Series C, 6.00%	29,300	1,848,830

TOTAL FINANCIALS		38,747,225

HEALTH CARE - 0.3%
Health Care Equipment & Supplies - 0.1%
Becton, Dickinson & Co. 6.50%	38,500	1,912,295
Boston Scientific Corp. Series A, 5.50%	46,800	5,285,592
		7,197,887
Life Sciences Tools & Services - 0.2%
Danaher Corp. Series B, 5.00%	5,860	8,231,745

TOTAL HEALTH CARE		15,429,632

INDUSTRIALS - 0.1%
Construction & Engineering - 0.0%
Fluor Corp. 6.50%	1,700	2,721,513

Machinery - 0.1%
RBC Bearings, Inc.	34,400	3,956,000

TOTAL INDUSTRIALS		6,677,513

MATERIALS - 0.1%
Metals & Mining - 0.1%
ArcelorMittal SA 5.50%	39,200	2,497,824

UTILITIES - 0.6%
Electric Utilities - 0.5%
American Electric Power Co., Inc. 6.125%	36,200	1,902,672
NextEra Energy, Inc.:
5.279%	95,500	4,884,825
6.219%	94,600	4,773,516
6.296%	191,400	9,395,826
PG&E Corp.	44,500	6,197,960
		27,154,799
Gas Utilities - 0.0%
UGI Corp. 7.125%	800	69,912

Independent Power and Renewable Electricity Producers - 0.1%
The AES Corp. 6.875%	45,700	4,683,336

Multi-Utilities - 0.0%
NiSource, Inc. 7.75%	800	86,256

TOTAL UTILITIES		31,994,303

TOTAL CONVERTIBLE PREFERRED STOCKS		109,334,171
Nonconvertible Preferred Stocks - 8.5%
COMMUNICATION SERVICES - 0.3%
Diversified Telecommunication Services - 0.3%
AT&T, Inc.:
4.75%	260,000	4,773,600
5.125%	85,000	1,677,475
5.35%	250,000	5,735,000
5.625%	25,000	602,250
BCE, Inc.:
2.954%(c)	72,900	764,145
Series AM, Canadian Government Bond 5 Year Note Index + 2.090% 2.939%(c)(d)	69,200	743,367
Series R	67,600	739,245
		15,035,082
CONSUMER DISCRETIONARY - 0.0%
Leisure Products - 0.0%
Brunswick Corp. 6.50%	13,127	324,237

ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
Enbridge, Inc. Series L, 5 year U.S. Treasury Index + 3.150% 4.959% (c)(d)	17,800	355,110
Energy Transfer LP Series C, 7.375% (c)	60,000	1,388,400
		1,743,510
FINANCIALS - 6.6%
Banks - 4.4%
Bank of America Corp.:
4.25%	550,000	9,817,500
4.375%	360,200	6,670,904
4.75%	225,000	4,488,750
5.00%	500,000	10,445,000
Series GG, 6.00%	400,000	9,924,000
Series HH, 5.875%	280,744	6,878,228
Series KK, 5.375%	455,400	10,200,960
Series PP, 4.125%	300,000	5,301,000
Bank of Hawaii Corp. Series A, 4.625%	60,000	1,080,300
First Citizens Bancshares, Inc. Series C	103,743	2,129,844
First Republic Bank:
4.125%	175,000	3,048,500
4.50%	245,000	4,557,000
5.125%	53,602	1,152,443
Series J, 4.70%	106,680	2,121,470
Series L, 4.375%	225,000	4,011,750
Series M, 4.00%	300,000	5,076,000
First Tennessee Bank NA 3 month U.S. LIBOR + 0.850% 3.75% (b)(c)(d)	12,500	10,875,000
JPMorgan Chase & Co.:
4.55%	553,400	10,774,698
4.625%	600,000	11,880,000
4.75%	325,000	6,600,750
Series DD, 5.75%	434,100	10,644,132
Series EE, 6.00%	250,000	6,330,000
Series MM, 4.20%	686,400	12,568,053
Truist Financial Corp.:
4.75%	305,000	5,993,250
Series O, 5.25%	164,000	3,621,120
U.S. Bancorp:
4.50%	150,000	3,016,500
Series K, 5.50%	100,000	2,399,000
Series L, 3.75%	50,000	843,500
Series M, 4.00%	250,000	4,475,000
Wells Fargo & Co.:
4.25%	515,000	8,755,000
4.70%	450,000	8,365,500
5.85%(c)	478,751	11,126,173
6.625%(c)	216,976	5,522,039
Series CC, 4.375%	350,000	6,142,500
Series Y, 5.625%	240,000	5,474,400
Series Z, 4.75%	763,900	14,338,403
		236,648,667
Capital Markets - 0.8%
B. Riley Financial, Inc.:
5.00%	80,000	1,720,000
5.25%	57,400	1,172,108
6.375%	53,300	1,273,337
6.50%	15,600	365,040
Charles Schwab Corp.:
4.45%	225,000	4,556,250
5.95%	28,000	701,400
Morgan Stanley:
6.875%(c)	100,000	2,533,000
Series E, 7.125%(c)	25,000	639,750
Series I, 6.375%(c)	30,000	754,200
Series K, 5.85%(c)	330,000	7,817,700
Series L, 4.875%	175,000	3,728,375
Series O, 4.50%	455,000	8,230,950
Northern Trust Corp. Series E, 4.70%	150,000	3,147,000
Oaktree Capital Group LLC:
6.55%	80,300	1,981,403
Series A, 6.625%	55,197	1,356,190
State Street Corp.:
Series D, 5.90%(c)	60,700	1,474,100
Series G, 5.35%(c)	20,000	491,400
Stifel Financial Corp. Series D, 4.50%	50,900	887,696
		42,829,899
Diversified Financial Services - 0.2%
Apollo Global Management LLC:
6.375%	84,971	2,087,737
Series B, 6.375%	60,000	1,495,200
Carlyle Finance LLC 4.625%	145,000	2,446,150
Equitable Holdings, Inc.:
4.30%	50,102	906,345
Series A 5.25%	52,500	1,092,525
		8,027,957
Insurance - 1.2%
Allstate Corp.:
5.10%	375,000	8,137,500
Series G, 5.625%	155,000	3,627,000
Series I, 4.75%	125,000	2,592,500
American Financial Group, Inc. 4.50%	7,214	137,499
Athene Holding Ltd.:
Series A, 6.35%(c)	185,000	4,554,700
Series B, 5.625%	111,000	2,440,912
Series C, 6.375%(c)	199,500	5,001,465
Series D, 4.875%	340,000	6,239,000
Hartford Financial Services Group, Inc. Series G, 6.00%	60,000	1,503,300
MetLife, Inc.:
5.625%	215,000	5,194,400
Series F 4.75%	334,100	6,825,663
Power Financial Corp. BK CDA TREASURY BIL 3 MTH INDX + 1.600% 1.77% (c)(d)	23,400	271,375
Prudential Financial, Inc. 4.125%	150,000	2,924,235
RenaissanceRe Holdings Ltd. Series G, 4.20%	40,000	707,600
W.R. Berkley Corp.:
4.125%	200,000	3,872,000
4.25%	180,000	3,574,800
5.10%	125,000	2,790,000
5.70%	59,071	1,420,067
		61,814,016
Mortgage Real Estate Investment Trusts - 0.0%
TPG RE Finance Trust, Inc. Series C, 6.25%	4,337	71,950

Real Estate Management & Development - 0.0%
Brookfield Properties Corp. Canadian Government Bond 5 Year Note Index + 3.000% 4.161% (c)(d)	33,900	352,823

TOTAL FINANCIALS		349,745,312

INDUSTRIALS - 0.2%
Aerospace & Defense - 0.0%
Bombardier, Inc. Series 3, 3.983%	123,400	2,086,099

Electrical Equipment - 0.2%
Babcock & Wilcox Enterprises, Inc.:
6.50%	100,000	2,102,380
8.125%	303,980	7,268,162
Series A, 7.75%	126,508	1,940,633
		11,311,175
TOTAL INDUSTRIALS		13,397,274

REAL ESTATE - 0.5%
Equity Real Estate Investment Trusts (REITs) - 0.5%
Pebblebrook Hotel Trust 6.375%	54,000	991,440
Public Storage:
3.875%	100,000	1,689,810
3.95%	65,000	1,113,450
4.00%	194,000	3,367,840
4.00%	140,000	2,450,000
Series F, 5.15%	50,000	1,123,000
Series G, 5.05%	25,000	563,750
Series H, 5.60%	25,000	612,250
Series I, 4.875%	25,000	537,250
Series J, 4.70%	65,000	1,332,500
Series K, 4.75%	50,000	1,037,000
Series L, 4.625%	180,000	3,619,800
Series M, 4.125%	70,000	1,250,200
Series O, 3.90%	75,000	1,272,750
Series S, 4.10%	75,000	1,335,000
Summit Hotel Properties, Inc.:
Series E, 6.25%	21,400	381,348
Series F, 5.875%	69,598	1,202,653
Sunstone Hotel Investors, Inc. Series H, 6.125%	20,000	387,798
		24,267,839
Real Estate Management & Development - 0.0%
Brookfield Property Partners LP 5.75%	60,800	912,608
Digitalbridge Group, Inc. Series I, 7.15%	14,400	271,728
		1,184,336
TOTAL REAL ESTATE		25,452,175

UTILITIES - 0.9%
Electric Utilities - 0.5%
Brookfield Infrastructure Finance ULC 5.00%	40,000	637,172
Duke Energy Corp.:
5.625%	85,000	2,068,900
5.75%	30,800	752,444
Entergy Louisiana LLC 4.875%	20,000	434,000
Entergy New Orleans LLC 5.50%	32,217	726,171
Entergy, Inc.:
4.875%	8,000	169,440
Series A, 5.375%	10,000	235,200
Georgia Power Co. 5.00%	30,000	684,600
NextEra Energy Capital Holdings, Inc. 5.65%	115,000	2,854,300
Southern Co.:
4.20%	259,440	4,861,906
5.25%	186,487	4,278,012
Series A, 4.95%	325,000	6,623,500
		24,325,645
Independent Power and Renewable Electricity Producers - 0.0%
Brookfield Renewable Partners LP 5.25%	125,000	2,241,238

Multi-Utilities - 0.4%
Brookfield Infrastructure Partners LP:
5.125%	53,000	845,880
Class A 5.00%	59,100	901,275
CMS Energy Corp.:
5.625%	108,258	2,486,686
5.875%	103,330	2,416,889
5.875%	197,943	4,561,596
DTE Energy Co.:
4.375%	100,000	1,860,500
4.375%	70,534	1,333,798
Series E, 5.25%	125,000	2,830,000
Sempra Energy 5.75%	245,459	5,731,468
		22,968,092
TOTAL UTILITIES		49,534,975

TOTAL NONCONVERTIBLE PREFERRED STOCKS		455,232,565
TOTAL PREFERRED STOCKS (Cost $624,865,622)		564,566,736

Equity Funds - 14.3%
	Shares	Value ($)
Fidelity Real Estate Equity Central Fund (g) (Cost $713,074,137)	6,204,001	760,734,658

Preferred Securities - 10.8%
	Principal Amount (a)	Value ($)
ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Enbridge, Inc. 5.75% 7/15/80 (c)	500,000	455,470
Energy Transfer LP:
6.25% (c)(h)	3,535,000	3,069,799
6.75% (c)(h)	500,000	436,592
7.125% (c)(h)	4,000,000	3,372,597
Summit Midstream Partners LP 9.5% (c)(h)	191,000	148,763
		7,483,221
FINANCIALS - 10.2%
Banks - 7.7%
Bank of America Corp.:
4.375% (c)(h)	17,000,000	14,605,737
5.125% (c)(h)	15,500,000	15,001,911
5.2% (c)(h)	24,000,000	23,993,994
5.875% (c)(h)	18,400,000	16,651,936
6.1% (c)(h)	9,920,000	9,798,553
6.125% (c)(h)	16,000,000	15,573,207
6.25% (c)(h)	17,090,000	16,745,603
6.3% (c)(h)	8,000,000	8,042,159
6.5% (c)(h)	11,000,000	10,925,359
Citigroup, Inc.:
3.875% (c)(h)	10,000,000	8,357,448
4.15% (c)(h)	2,815,000	2,278,192
5% (c)(h)	4,550,000	4,145,278
5.95% (c)(h)	11,750,000	10,985,359
6.3% (c)(h)	5,000,000	4,688,923
Comerica, Inc. 5.625% 12/31/99 (c)(h)	2,000,000	1,959,844
Fifth Third Bancorp 5.1% (c)(h)	1,000,000	947,041
JPMorgan Chase & Co.:
3 month U.S. LIBOR + 2.580% 7.0196% (c)(d)(h)	2,700,000	2,664,409
3.65% (c)(h)	18,500,000	15,708,812
4% (c)(h)	11,000,000	9,212,866
4.6% (c)(h)	23,390,000	21,115,323
5% (c)(h)	18,885,000	17,790,352
5.15% (c)(h)	10,265,000	10,128,147
6% (c)(h)	12,000,000	12,118,696
6.1% (c)(h)	21,000,000	20,584,673
6.125% (c)(h)	2,000,000	1,959,779
6.75% (c)(h)	13,250,000	13,434,355
M&T Bank Corp.:
3.5% (c)(h)	3,900,000	3,019,374
5.125% (c)(h)	5,000,000	4,377,486
6.45% 12/31/99 (c)(h)	1,000,000	1,001,479
PNC Financial Services Group, Inc.:
3.4% (c)(h)	12,000,000	9,320,347
4.85% (c)(h)	2,390,000	2,315,124
5% (c)(h)	6,130,000	5,324,086
6% (c)(h)	6,100,000	5,749,913
6.2% (c)(h)	2,600,000	2,554,780
Truist Financial Corp.:
3 month U.S. LIBOR + 3.100% 6.3946% (c)(d)(h)	3,000,000	2,958,532
4.8% (c)(h)	7,000,000	6,438,644
4.95% (c)(h)	4,050,000	4,008,488
5.1% (c)(h)	6,850,000	6,225,420
U.S. Bancorp:
3.7% (c)(h)	7,000,000	5,617,119
5.3% (c)(h)	1,500,000	1,291,728
Wells Fargo & Co.:
3.9% (c)(h)	29,400,000	25,857,300
5.875% (c)(h)	15,000,000	15,090,416
5.9% (c)(h)	20,700,000	19,556,184
		410,124,376
Capital Markets - 2.0%
Bank of New York Mellon Corp.:
3.7% (c)(h)	6,725,000	6,045,140
3.75% (c)(h)	8,500,000	6,825,904
4.625% (c)(h)	8,000,000	6,986,935
4.7% (c)(h)	3,000,000	2,905,044
Charles Schwab Corp.:
4% (c)(h)	21,750,000	17,236,875
4% (c)(h)	18,000,000	15,480,000
5% (c)(h)	4,670,000	4,251,698
5.375% (c)(h)	16,750,000	16,688,653
Goldman Sachs Capital II 3 month U.S. LIBOR + 0.760% 4% (c)(d)(h)	4,694,000	3,603,167
Goldman Sachs Group, Inc.:
3 month U.S. LIBOR + 2.870% 7.466% (c)(d)(h)	4,755,000	4,633,059
3.65% (c)(h)	2,250,000	1,775,224
3.8% (c)(h)	4,000,000	3,172,962
4.125% (c)(h)	5,400,000	4,413,922
Morgan Stanley:
5.3% (c)(h)	1,000,000	985,692
5.875% (c)(h)	1,000,000	987,280
Northern Trust Corp. 4.6% (c)(h)	4,285,000	3,782,760
State Street Corp.:
3 month U.S. LIBOR + 3.590% 6.8896% (c)(d)(h)	583,000	590,595
5.625% (c)(h)	5,750,000	5,496,847
		105,861,757
Consumer Finance - 0.4%
Ally Financial, Inc.:
4.7% (c)(h)	7,600,000	5,520,780
4.7% (c)(h)	5,000,000	3,340,089
American Express Co. 3.55% (c)(h)	14,000,000	11,236,303
		20,097,172
Diversified Financial Services - 0.0%
Equitable Holdings, Inc. 4.95% (c)(h)	750,000	725,817
Insurance - 0.1%
Allianz SE 3.2% (b)(c)(h)	3,000,000	2,273,548
MetLife, Inc. 3.85% (c)(h)	7,000,000	6,414,235
		8,687,783
TOTAL FINANCIALS		545,496,905
UTILITIES - 0.5%
Electric Utilities - 0.2%
Duke Energy Corp. 4.875% (c)(h)	6,478,000	5,896,501
Edison International:
5% (c)(h)	4,000,000	3,342,034
5.375% (c)(h)	3,500,000	3,013,231
		12,251,766
Independent Power and Renewable Electricity Producers - 0.1%
Vistra Corp.:
7% (b)(c)(h)	3,495,000	3,238,978
8% (b)(c)(h)	1,750,000	1,680,282
		4,919,260
Multi-Utilities - 0.2%
Dominion Energy, Inc. 4.65% (c)(h)	2,050,000	1,802,027
Sempra Energy 4.875% (c)(h)	7,775,000	7,260,253
		9,062,280
TOTAL UTILITIES		26,233,306
TOTAL PREFERRED SECURITIES (Cost $637,414,006)		579,213,432

Money Market Funds - 1.5%
	Shares	Value ($)
Fidelity Cash Central Fund 3.86% (i)	55,833,740	55,844,907
Fidelity Securities Lending Cash Central Fund 3.86% (i)(j)	22,363,339	22,365,575
TOTAL MONEY MARKET FUNDS (Cost $78,209,900)		78,210,482

TOTAL INVESTMENT IN SECURITIES - 100.3% (Cost $4,579,103,439)	5,353,073,078
NET OTHER ASSETS (LIABILITIES) - (0.3)%	(18,359,580)
NET ASSETS - 100.0%	5,334,713,498

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $141,793,472 or 2.7% of net assets.

(c)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(d)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(e)	Non-income producing
(f)	Security or a portion of the security is on loan at period end.
(g)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available upon request or at the SEC's website at www.sec.gov. An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable. In addition, each Fidelity Central Fund's financial statements,which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(h)	Security is perpetual in nature with no stated maturity date.
(i)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(j)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 3.86%	281,528,623	1,541,840,136	1,767,523,851	1,097,045	945	(946)	55,844,907	0.1%
Fidelity Real Estate Equity Central Fund	973,846,445	137,827,021	203,766,949	18,533,182	15,901,543	(163,073,402)	760,734,658	70.1%
Fidelity Securities Lending Cash Central Fund 3.86%	3,246,875	173,660,845	154,542,145	16,228	-	-	22,365,575	0.1%
Total	1,258,621,943	1,853,328,002	2,125,832,945	19,646,455	15,902,488	(163,074,348)	838,945,140

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of November 30, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	210,817,719	199,908,138	10,909,581	-
Consumer Discretionary	141,652,299	137,624,364	4,027,935	-
Consumer Staples	501,493,002	471,527,733	29,965,269	-
Energy	243,240,465	243,240,465	-	-
Financials	707,268,464	659,495,069	47,773,395	-
Health Care	652,021,105	611,757,279	40,263,826	-
Industrials	317,787,449	283,412,899	34,374,550	-
Information Technology	259,644,393	225,927,054	33,717,339	-
Materials	84,327,096	81,829,272	2,497,824	-
Real Estate	50,376,937	50,155,167	221,770	-
Utilities	267,824,492	241,557,914	26,266,578	-

Corporate Bonds	498,461,085	-	498,461,085	-

Equity Funds	760,734,658	760,734,658	-	-

Preferred Securities	579,213,432	-	579,213,432	-

Money Market Funds	78,210,482	78,210,482	-	-
Total Investments in Securities:	5,353,073,078	4,045,380,494	1,307,692,584	-
Financial Statements
Statement of Assets and Liabilities
		November 30, 2022

Assets
Investment in securities, at value (including securities loaned of $21,322,651) - See accompanying schedule:
Unaffiliated issuers (cost $3,787,819,402)	$4,514,127,938
Fidelity Central Funds (cost $791,284,037)	838,945,140

Total Investment in Securities (cost $4,579,103,439)		$5,353,073,078
Cash		396,233
Foreign currency held at value (cost $5,194)		5,235
Receivable for investments sold		3,279,792
Receivable for fund shares sold		2,805,959
Dividends receivable		11,317,664
Interest receivable		1,853,145
Distributions receivable from Fidelity Central Funds		294,928
Prepaid expenses		6,247
Total assets		5,373,032,281
Liabilities
Payable for investments purchased	$9,367,088
Payable for fund shares redeemed	3,074,158
Accrued management fee	2,277,053
Distribution and service plan fees payable	457,308
Other affiliated payables	715,653
Other payables and accrued expenses	61,948
Collateral on securities loaned	22,365,575
Total Liabilities		38,318,783
Net Assets		$5,334,713,498
Net Assets consist of:
Paid in capital		$4,472,188,543
Total accumulated earnings (loss)		862,524,955
Net Assets		$5,334,713,498

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($880,710,582 ÷ 54,633,790 shares) (a)		$16.12
Maximum offering price per share (100/94.25 of $16.12)		$17.10
Class M :
Net Asset Value and redemption price per share ($307,028,364 ÷ 19,057,897 shares) (a)		$16.11
Maximum offering price per share (100/96.50 of $16.11)		$16.69
Class C :
Net Asset Value and offering price per share ($192,697,822 ÷ 12,003,320 shares) (a)		$16.05
Strategic Dividend and Income :
Net Asset Value , offering price and redemption price per share ($3,093,655,059 ÷ 190,258,743 shares)		$16.26
Class I :
Net Asset Value , offering price and redemption price per share ($658,828,175 ÷ 40,660,850 shares)		$16.20
Class Z :
Net Asset Value , offering price and redemption price per share ($201,793,496 ÷ 12,453,539 shares)		$16.20
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
Statement of Operations
		Year ended November 30, 2022
Investment Income
Dividends		$135,834,654
Interest		11,241,566
Income from Fidelity Central Funds (including $16,228 from security lending)		19,646,455
Total Income		166,722,675
Expenses
Management fee	$28,936,329
Transfer agent fees	7,775,658
Distribution and service plan fees	5,736,049
Accounting fees	1,096,578
Custodian fees and expenses	38,534
Independent trustees' fees and expenses	18,578
Registration fees	163,303
Audit	76,804
Legal	8,817
Interest	8,216
Miscellaneous	23,744
Total expenses before reductions	43,882,610
Expense reductions	(181,540)
Total expenses after reductions		43,701,070
Net Investment income (loss)		123,021,605
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	85,423,381
Fidelity Central Funds	15,902,488
Foreign currency transactions	(47,860)
Total net realized gain (loss)		101,278,009
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	(181,269,556)
Fidelity Central Funds	(163,074,348)
Assets and liabilities in foreign currencies	(34,985)
Total change in net unrealized appreciation (depreciation)		(344,378,889)
Net gain (loss)		(243,100,880)
Net increase (decrease) in net assets resulting from operations		$(120,079,275)
Statement of Changes in Net Assets

	Year ended November 30, 2022	Year ended November 30, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$123,021,605	$88,360,912
Net realized gain (loss)	101,278,009	387,293,053
Change in net unrealized appreciation (depreciation)	(344,378,889)	334,852,369
Net increase (decrease) in net assets resulting from operations	(120,079,275)	810,506,334
Distributions to shareholders	(480,453,095)	(263,479,517)
Share transactions - net increase (decrease)	175,514,024	564,028,562
Total increase (decrease) in net assets	(425,018,346)	1,111,055,379

Net Assets
Beginning of period	5,759,731,844	4,648,676,465
End of period	$5,334,713,498	$5,759,731,844

Financial Highlights
Fidelity Advisor® Strategic Dividend & Income® Fund Class A

Years ended November 30,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$17.88	$16.11	$15.77	$15.18	$15.92
Income from Investment Operations
Net investment income (loss) A,B	.34	.25	.33	.34	.40
Net realized and unrealized gain (loss)	(.64)	2.39	1.01	1.23	(.02)
Total from investment operations	(.30)	2.64	1.34	1.57	.38
Distributions from net investment income	(.36)	(.38)	(.30)	(.33)	(.38) C
Distributions from net realized gain	(1.10)	(.49)	(.70)	(.65)	(.73) C
Total distributions	(1.46)	(.87)	(1.00)	(.98)	(1.12) D
Net asset value, end of period	$16.12	$17.88	$16.11	$15.77	$15.18
Total Return E,F	(2.09)%	16.99%	9.04%	11.44%	2.50%
Ratios to Average Net Assets B,G,H
Expenses before reductions	.97%	.97%	.99%	1.00%	1.00%
Expenses net of fee waivers, if any	.97%	.97%	.99%	1.00%	1.00%
Expenses net of all reductions	.97%	.97%	.99%	1.00%	1.00%
Net investment income (loss)	2.07%	1.45%	2.20%	2.28%	2.62%
Supplemental Data
Net assets, end of period (000 omitted)	$880,711	$867,690	$666,152	$661,327	$559,334
Portfolio turnover rate I	29%	37%	55%	58%	49%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C The amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

D Total distributions per share do not sum due to rounding.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Total returns do not include the effect of the sales charges.

G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Strategic Dividend & Income® Fund Class M

Years ended November 30,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$17.86	$16.10	$15.76	$15.17	$15.90
Income from Investment Operations
Net investment income (loss) A,B	.30	.21	.29	.30	.36
Net realized and unrealized gain (loss)	(.63)	2.38	1.01	1.23	(.01)
Total from investment operations	(.33)	2.59	1.30	1.53	.35
Distributions from net investment income	(.32)	(.34)	(.26)	(.29)	(.35) C
Distributions from net realized gain	(1.10)	(.49)	(.70)	(.65)	(.73) C
Total distributions	(1.42)	(.83)	(.96)	(.94)	(1.08)
Net asset value, end of period	$16.11	$17.86	$16.10	$15.76	$15.17
Total Return D,E	(2.29)%	16.65%	8.77%	11.16%	2.31%
Ratios to Average Net Assets B,F,G
Expenses before reductions	1.22%	1.22%	1.24%	1.25%	1.25%
Expenses net of fee waivers, if any	1.21%	1.22%	1.24%	1.25%	1.25%
Expenses net of all reductions	1.21%	1.22%	1.23%	1.25%	1.25%
Net investment income (loss)	1.82%	1.21%	1.96%	2.04%	2.37%
Supplemental Data
Net assets, end of period (000 omitted)	$307,028	$316,442	$275,209	$275,564	$247,182
Portfolio turnover rate H	29%	37%	55%	58%	49%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C The amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

E Total returns do not include the effect of the sales charges.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Strategic Dividend & Income® Fund Class C

Years ended November 30,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$17.80	$16.03	$15.69	$15.10	$15.83
Income from Investment Operations
Net investment income (loss) A,B	.21	.12	.21	.23	.28
Net realized and unrealized gain (loss)	(.63)	2.38	1.01	1.22	(.01)
Total from investment operations	(.42)	2.50	1.22	1.45	.27
Distributions from net investment income	(.23)	(.24)	(.19)	(.21)	(.26) C
Distributions from net realized gain	(1.10)	(.49)	(.70)	(.65)	(.73) C
Total distributions	(1.33)	(.73)	(.88) D	(.86)	(1.00) D
Net asset value, end of period	$16.05	$17.80	$16.03	$15.69	$15.10
Total Return E,F	(2.85)%	16.12%	8.22%	10.61%	1.76%
Ratios to Average Net Assets B,G,H
Expenses before reductions	1.73%	1.73%	1.75%	1.75%	1.76%
Expenses net of fee waivers, if any	1.72%	1.73%	1.74%	1.75%	1.76%
Expenses net of all reductions	1.72%	1.73%	1.74%	1.75%	1.75%
Net investment income (loss)	1.31%	.70%	1.45%	1.53%	1.86%
Supplemental Data
Net assets, end of period (000 omitted)	$192,698	$233,431	$278,672	$316,896	$349,003
Portfolio turnover rate I	29%	37%	55%	58%	49%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C The amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

D Total distributions per share do not sum due to rounding.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Total returns do not include the effect of the contingent deferred sales charge.

G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity® Strategic Dividend & Income® Fund

Years ended November 30,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$18.02	$16.23	$15.88	$15.27	$16.01
Income from Investment Operations
Net investment income (loss) A,B	.39	.31	.37	.39	.44
Net realized and unrealized gain (loss)	(.64)	2.40	1.02	1.24	(.02)
Total from investment operations	(.25)	2.71	1.39	1.63	.42
Distributions from net investment income	(.41)	(.43)	(.34)	(.37)	(.43) C
Distributions from net realized gain	(1.10)	(.49)	(.70)	(.65)	(.73) C
Total distributions	(1.51)	(.92)	(1.04)	(1.02)	(1.16)
Net asset value, end of period	$16.26	$18.02	$16.23	$15.88	$15.27
Total Return D	(1.79)%	17.30%	9.35%	11.81%	2.78%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.68%	.68%	.70%	.71%	.71%
Expenses net of fee waivers, if any	.68%	.68%	.70%	.71%	.71%
Expenses net of all reductions	.68%	.68%	.70%	.71%	.71%
Net investment income (loss)	2.35%	1.74%	2.49%	2.57%	2.91%
Supplemental Data
Net assets, end of period (000 omitted)	$3,093,655	$3,514,906	$2,751,272	$3,142,639	$2,903,986
Portfolio turnover rate G	29%	37%	55%	58%	49%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C The amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Strategic Dividend & Income® Fund Class I

Years ended November 30,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$17.96	$16.18	$15.84	$15.23	$15.97
Income from Investment Operations
Net investment income (loss) A,B	.38	.30	.36	.38	.44
Net realized and unrealized gain (loss)	(.64)	2.39	1.02	1.24	(.02)
Total from investment operations	(.26)	2.69	1.38	1.62	.42
Distributions from net investment income	(.40)	(.42)	(.34)	(.36)	(.42) C
Distributions from net realized gain	(1.10)	(.49)	(.70)	(.65)	(.73) C
Total distributions	(1.50)	(.91)	(1.04)	(1.01)	(1.16) D
Net asset value, end of period	$16.20	$17.96	$16.18	$15.84	$15.23
Total Return E	(1.83)%	17.25%	9.28%	11.82%	2.76%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.72%	.72%	.73%	.74%	.74%
Expenses net of fee waivers, if any	.71%	.72%	.73%	.74%	.74%
Expenses net of all reductions	.71%	.72%	.73%	.74%	.74%
Net investment income (loss)	2.32%	1.71%	2.46%	2.54%	2.88%
Supplemental Data
Net assets, end of period (000 omitted)	$658,828	$647,384	$537,336	$545,366	$510,226
Portfolio turnover rate H	29%	37%	55%	58%	49%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C The amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

D Total distributions per share do not sum due to rounding.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Strategic Dividend & Income® Fund Class Z

Years ended November 30,	2022	2021	2020	2019	2018 A
Selected Per-Share Data
Net asset value, beginning of period	$17.96	$16.18	$15.84	$15.24	$15.61
Income from Investment Operations
Net investment income (loss) B,C	.40	.32	.38	.40	.09
Net realized and unrealized gain (loss)	(.63)	2.39	1.01	1.23	(.33)
Total from investment operations	(.23)	2.71	1.39	1.63	(.24)
Distributions from net investment income	(.43)	(.45)	(.36)	(.38)	(.13)
Distributions from net realized gain	(1.10)	(.49)	(.70)	(.65)	-
Total distributions	(1.53)	(.93) D	(1.05) D	(1.03)	(.13)
Net asset value, end of period	$16.20	$17.96	$16.18	$15.84	$15.24
Total Return E,F	(1.70)%	17.40%	9.43%	11.90%	(1.57)%
Ratios to Average Net Assets C,G,H
Expenses before reductions	.59%	.59%	.61%	.61%	.64% I
Expenses net of fee waivers, if any	.59%	.59%	.61%	.61%	.64% I
Expenses net of all reductions	.59%	.59%	.60%	.61%	.64% I
Net investment income (loss)	2.44%	1.83%	2.59%	2.67%	3.57% I
Supplemental Data
Net assets, end of period (000 omitted)	$201,793	$179,880	$140,035	$127,236	$28,937
Portfolio turnover rate J	29%	37%	55%	58%	49%

A For the period October 2, 2018 (commencement of sale of shares) through November 30, 2018.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Total distributions per share do not sum due to rounding.

E Total returns for periods of less than one year are not annualized.

F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

I Annualized.

J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended November 30, 2022

1. Organization.
Fidelity Strategic Dividend & Income Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Strategic Dividend and Income, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Real Estate Equity Central Fund	Fidelity Management & Research Company LLC (FMR)	Seeks above-average income and long-term capital growth by investing primarily in equity securities of issuers in the real estate industry.		Less than .005%
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A   Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

An unaudited holdings listing for the investing fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Corporate bonds and preferred securities are valued by pricing services who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of November 30, 2022 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost   and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.   Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.   Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.   In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to, foreign currency transactions, passive foreign investment companies (PFIC), market discount, contingent interest, equity-debt classifications, certain conversion ratio adjustments, partnerships and   losses deferred due to wash sales.
As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,075,678,619
Gross unrealized depreciation	(296,554,019)
Net unrealized appreciation (depreciation)	$779,124,600
Tax Cost	$4,573,948,478

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$32,008,747
Undistributed long-term capital gain	$79,323,269
Net unrealized appreciation (depreciation) on securities and other investments	$751,769,183

The tax character of distributions paid was as follows:

	November 30, 2022	November 30, 2021
Ordinary Income	$199,071,661	$123,172,867
Long-term Capital Gains	281,381,434	140,306,650
Total	$480,453,095	$263,479,517

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Strategic Dividend & Income Fund	1,588,485,982	1,529,888,558
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .53% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	- %	.25%	$2,151,429	$73,846
Class M	.25%	.25%	1,537,552	-
Class C	.75%	.25%	2,047,068	197,062
			$5,736,049	$270,908

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$268,754
Class M	22,348
Class C A	3,427
$294,529
A   When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$1,441,529.17
Class M	501,259.16
Class C	355,043.17
Strategic Dividend and Income	4,346,858.13
Class I	1,054,945.16
Class Z	76,024.04
	$7,775,658

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Strategic Dividend & Income Fund	.02

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Strategic Dividend & Income Fund	$17,656

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Strategic Dividend & Income Fund	Borrower	$14,413,750	2.56%	$8,216

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act.   Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Strategic Dividend & Income Fund	42,596,901	45,582,072	6,365,511

Other. During the period, the investment adviser reimbursed the Fund for certain losses as follows:

Amount ($)
Fidelity Strategic Dividend & Income Fund	3,670

6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Strategic Dividend & Income Fund	$9,560

7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Strategic Dividend & Income Fund	$1,692	$-	$-

8. Expense Reductions.
During the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $181,540.
9. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended November 30, 2022	Year ended November 30, 2021
Fidelity Strategic Dividend & Income Fund
Distributions to shareholders
Class A	$72,202,464	$36,924,105
Class M	25,377,341	14,220,423
Class C	17,010,211	12,339,310
Strategic Dividend and Income	295,135,635	160,701,519
Class I	55,066,224	30,899,061
Class Z	15,661,220	8,395,099
Total	$480,453,095	$263,479,517

10. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended November 30, 2022	Year ended November 30, 2021	Year ended November 30, 2022	Year ended November 30, 2021
Fidelity Strategic Dividend & Income Fund
Class A
Shares sold	10,081,326	12,094,516	$164,058,637	$211,168,381
Reinvestment of distributions	4,058,438	2,175,763	69,727,289	35,493,239
Shares redeemed	(8,044,178)	(7,077,296)	(130,331,995)	(122,413,647)
Net increase (decrease)	6,095,586	7,192,983	$103,453,931	$124,247,973
Class M
Shares sold	3,113,421	2,907,559	$50,838,746	$50,354,886
Reinvestment of distributions	1,464,957	869,852	25,222,648	14,122,294
Shares redeemed	(3,235,260)	(3,156,422)	(52,624,168)	(54,446,328)
Net increase (decrease)	1,343,118	620,989	$23,437,226	$10,030,852
Class C
Shares sold	2,261,446	1,911,204	$35,899,272	$33,138,920
Reinvestment of distributions	973,185	761,629	16,810,796	12,208,454
Shares redeemed	(4,347,545)	(6,938,071)	(70,449,733)	(120,230,092)
Net increase (decrease)	(1,112,914)	(4,265,238)	$(17,739,665)	$(74,882,718)
Strategic Dividend and Income
Shares sold	25,593,096	42,398,046	$424,950,121	$737,672,154
Reinvestment of distributions	15,197,698	8,716,987	263,170,340	143,602,730
Shares redeemed	(45,583,592)	(25,566,443)	(740,701,916)	(447,911,652)
Net increase (decrease)	(4,792,798)	25,548,590	$(52,581,455)	$433,363,232
Class I
Shares sold	10,953,297	8,676,062	$178,585,864	$151,884,997
Reinvestment of distributions	2,974,947	1,754,934	51,236,574	28,772,710
Shares redeemed	(9,312,946)	(7,596,025)	(150,909,140)	(132,845,815)
Net increase (decrease)	4,615,298	2,834,971	$78,913,298	$47,811,892
Class Z
Shares sold	3,911,746	3,184,821	$63,430,176	$55,551,851
Reinvestment of distributions	761,387	438,623	13,074,796	7,199,222
Shares redeemed	(2,233,150)	(2,262,859)	(36,474,283)	(39,293,742)
Net increase (decrease)	2,439,983	1,360,585	$40,030,689	$23,457,331

11. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
12. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity Strategic Dividend & Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Strategic Dividend & Income Fund (one of the funds constituting Fidelity Salem Street Trust, referred to hereafter as the "Fund") as of November 30, 2022, the related statement of operations for the year ended November 30, 2022, the statement of changes in net assets for each of the two years in the period ended November 30, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2022 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
January 13, 2023
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Jonathan Chiel, each of the Trustees oversees 293 funds. Mr. Chiel oversees 186 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one.
Experience, Skills, Attributes, and Qualifications of the Trustees.   The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function.   Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Kenneally serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity ® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity ® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity ® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity ® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity ® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Jonathan Chiel (1957)
Year of Election or Appointment: 2016
Trustee
Mr. Chiel also serves as Trustee of other Fidelity ® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney's Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.
Abigail P. Johnson (1961)
Year of Election or Appointment: 2009
Trustee
Chairman of the Board of Trustees
Ms. Johnson also serves as Trustee of other Fidelity ® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity ® funds (2001-2005), and managed a number of Fidelity ® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.
Jennifer Toolin McAuliffe (1959)
Year of Election or Appointment: 2016
Trustee
Ms. McAuliffe also serves as Trustee of other Fidelity ® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL's credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity ® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013
Trustee
Ms. Acton also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity ® funds (2013-2016).
Ann E. Dunwoody (1953)
Year of Election or Appointment: 2018
Trustee
General Dunwoody also serves as Trustee of other Fidelity ® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity ® funds (2018).
John Engler (1948)
Year of Election or Appointment: 2014
Trustee
Mr. Engler also serves as Trustee of other Fidelity ® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity ® funds (2014-2016).
Robert F. Gartland (1951)
Year of Election or Appointment: 2010
Trustee
Mr. Gartland also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).
Arthur E. Johnson (1947)
Year of Election or Appointment: 2008
Trustee
Mr. Johnson also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Chairman (2018-2021) and Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.
Michael E. Kenneally (1954)
Year of Election or Appointment: 2009
Trustee
Chairman of the Independent Trustees
Mr. Kenneally also serves as Trustee of other Fidelity ® funds and was Vice Chairman (2018-2021) of the Independent Trustees of certain Fidelity ® funds. Prior to retirement in 2005, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management, the worldwide fund management and institutional investment business of Credit Suisse Group. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank's institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization's equity and quantitative research groups. He began his career as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.
Mark A. Murray (1954)
Year of Election or Appointment: 2016
Trustee
Mr. Murray also serves as Trustee of other Fidelity ® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity ® funds (2016).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Laura M. Bishop (1961)
Year of Election or Appointment: 2022
Member of the Advisory Board
Ms. Bishop also serves as a Member of the Advisory Board of other funds. Prior to her retirement, Ms. Bishop held a variety of positions at United Services Automobile Association (2001-2020), including Executive Vice President and Chief Financial Officer (2014-2020) and Senior Vice President and Deputy Chief Financial Officer (2012-2014). Ms. Bishop currently serves as a member of the Audit Committee and Compensation and Personnel Committee (2021-present) of the Board of Directors of Korn Ferry (global organizational consulting).
Robert W. Helm (1957)
Year of Election or Appointment: 2021
Member of the Advisory Board
Mr. Helm also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations.
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity ® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
David J. Carter (1973)
Year of Election or Appointment: 2020
Assistant Secretary
Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Senior Vice President, Deputy General Counsel (2022-present) and is an employee of Fidelity Investments (2005-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
Cynthia Lo Bessette (1969)
Year of Election or Appointment: 2019
Secretary and Chief Legal Officer (CLO)
Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), FD Funds Management LLC (2021-present), and Fidelity Diversifying Solutions LLC (investment adviser firm, 2022-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).
Chris Maher (1972)
Year of Election or Appointment: 2013
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Kenneth B. Robins (1969)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2013
Assistant Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2021
Deputy Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Vadim Zlotnikov (1962)
Year of Election or Appointment: 2019
Vice President
Mr. Zlotnikov also serves as Vice President of other funds. Mr. Zlotnikov serves as President and Director of Fidelity Diversifying Solutions LLC (investment adviser firm, 2021-present), President and Director of FIAM LLC (investment adviser firm, 2020-present), and is an employee of Fidelity Investments (2018-present). Previously, Mr. Zlotnikov served as President and Chief Investment Officer of Global Asset Allocation (2018-2020). Prior to joining Fidelity Investments, Mr. Zlotnikov served as Co-Head of Multi-Asset Solutions, Chief Market Strategist, and CIO of Systematic Strategies with AllianceBernstein (investment adviser firm, 2002-2018).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2022 to November 30, 2022).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value June 1, 2022	Ending Account Value November 30, 2022	Expenses Paid During Period- C June 1, 2022 to November 30, 2022
Fidelity® Strategic Dividend & Income® Fund
Class A	.97%
Actual		$ 1,000	$ 999.20	$ 4.86
Hypothetical- B		$ 1,000	$ 1,020.21	$ 4.91
Class M	1.21%
Actual		$ 1,000	$ 997.80	$ 6.06
Hypothetical- B		$ 1,000	$ 1,019.00	$ 6.12
Class C	1.72%
Actual		$ 1,000	$ 995.00	$ 8.60
Hypothetical- B		$ 1,000	$ 1,016.44	$ 8.69
Fidelity® Strategic Dividend & Income® Fund	.69%
Actual		$ 1,000	$ 1,000.20	$ 3.46
Hypothetical- B		$ 1,000	$ 1,021.61	$ 3.50
Class I	.72%
Actual		$ 1,000	$ 1,000.00	$ 3.61
Hypothetical- B		$ 1,000	$ 1,021.46	$ 3.65
Class Z	.59%
Actual		$ 1,000	$ 1,000.70	$ 2.96
Hypothetical- B		$ 1,000	$ 1,022.11	$ 2.99

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions   (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2022, $97,996,176, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 99.97% of the short-term capital gain dividends distributed in December 2021 as qualifying to be taxed as short-term capital gain dividends for nonresident alien shareholders.

Class A designates 7%, 100%, 100%, and 100%; Class M designates 8%, 100%, 100%, and 100%; Class C designates 8%, 100%, 100%, and 100%; Strategic Dividend & Income Fund designates 7%, 100%, 100%, and 100%; Class I designates 7%, 100%, 100%, and 100%; and Class Z designates 7%, 100%, 100%, and 100%; of the dividend distributed in December, April, July, and October, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A designates 15%, 100%, 100%, and 100%; Class M designates 15%, 100%, 100%, and 100%; Class C designates 16%, 100%, 100%, and 100%; Strategic Dividend & Income Fund designates 14%, 100%, 100%, and 100%; Class I designates 14%, 100%, 100%, and 100%; and Class Z designates 14%, 100%, 100%, and 100%; of the dividends distributed in December, April, July and October, respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Class A designates 15%; Class M designates 16%; Class C designates 17%; Strategic Dividend & Income Fund designates 14%; Class I designates 15%; and Class Z designates 14% of the dividends distributed in December 2021, during the fiscal year as a section 199A dividend.

The fund will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Strategic Dividend & Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) - Operations, Audit, Fair Valuation, and Governance and Nominating - each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all the Independent Trustees are members, meets regularly throughout the year and requests, receives and considers, among other matters, information related to the annual consideration of the renewal of the fund's Advisory Contracts before making its recommendation to the Board. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet from time to time with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2022 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and the total expense ratio of a representative class (the retail class); (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage. The Board also considered the steps Fidelity had taken to ensure the continued provision of high quality services to the Fidelity funds throughout the COVID-19 pandemic, including the expansion of staff in client facing positions to maintain service levels in periods of high volumes and volatility.

Resources Dedicated to Investment Management and Support Services . The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, cybersecurity, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services . The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.

Investment in a Large Fund Family . The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds, ETFs, and share classes with innovative structures, strategies and pricing and making other enhancements to meet investor needs; (iv) broadening eligibility requirements for certain funds and share classes; (v) reducing management fees and total expenses for certain funds and classes; (vi) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (vii) rationalizing product lines and gaining increased efficiencies from fund mergers and liquidations; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (ix) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including their retirement income goals.

Investment Performance . The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in January 2021.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against one or more appropriate securities market indices, including a customized blended index that reflects the respective weights of the fund's asset classes (each a benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also receives and considers information about performance attribution. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to appropriate peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; and fund cash flows and other factors. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the representative class (the retail class) and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods. The Independent Trustees recognize that shareholders who are not investing through a tax-advantaged retirement account also consider tax consequences in evaluating performance.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio . The Board considered the fund's management fee and total expense ratio compared to selected groups of competitive funds and classes (referred to as "mapped groups" below) for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar investment objective categories (as classified by Lipper) that have comparable investment mandates. Combining funds with similar investment objective categories aids the Board's comparison of management fees and total expense ratios by broadening the competitive group used for such comparison.

Management Fee . The Board considered two proprietary management fee comparisons for the 12‑month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2021.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio . In its review of the total expense ratio of the representative class (the retail class) of the fund, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. The fund's representative class is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure. The Board also considered a total expense ASPG comparison, which focuses on the total expenses of the representative class relative to a subset of non-Fidelity funds within the similar sales load structure group that are similar in size and management fee structure. The total expense ASPG is limited to 15 larger and 15 smaller classes of different funds, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in expenses relating to these items.

The Board noted that the total net expense ratio of the retail class ranked below the similar sales load structure group competitive median for 2021 and below the ASPG competitive median for 2021.

Fees Charged to Other Fidelity Clients . The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive

Economies of Scale . The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board also considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board . In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) the extent to which current market conditions have affected retention and recruitment of personnel; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation arrangements; (vi) Fidelity's transfer agent, pricing and bookkeeping fees, expense and service structures for different funds and classes relative to competitive trends; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and the changes in flows for different types of funds; (viii) the types of management fee and total expense comparisons provided, and the challenges and limitations associated with such information; and (ix) explanations regarding the relative total expense ratios and management fees of certain funds and classes, total expense and management fee competitive trends, and methodologies for total expense and management fee competitive comparisons. In addition, the Board considered its discussions with Fidelity regarding Fidelity's efforts to maintain the continuous investment and shareholder services necessary for the funds during the current pandemic and economic circumstances.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable and that the fund's Advisory Contracts should be renewed.

1.802403.118
SDI-ANN-0123

Item 2.

Code of Ethics

As of the end of the period, November 30, 2022, Fidelity Salem Street Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Elizabeth S. Acton is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Ms. Acton is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity Strategic Dividend & Income Fund (the “Fund”):

Services Billed by PwC

November 30, 2022 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Strategic Dividend & Income Fund	$51,100	$4,900	$16,900	$2,200

November 30, 2021 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Strategic Dividend & Income Fund	$49,800	$5,200	$16,400	$2,300

A Amounts may reflect rounding.

The following table(s) present(s) fees billed by PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Fidelity Management &

Research Company LLC ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by PwC

	November 30, 2022A	November 30, 2021A
Audit-Related Fees	$7,914,600	$8,522,600
Tax Fees	$1,000	$354,200
All Other Fees	$-	$-

A Amounts may reflect rounding

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC for services rendered to the Fund(s), FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	November 30, 2022A	November 30, 2021A
PwC	$12,907,000	$14,143,400

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its(their) audit of the Fund(s), taking into account representations from PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Salem Street Trust

By:	/s/Laura M. Del Prato
Laura M. Del Prato
President and Treasurer

Date:	January 19, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Laura M. Del Prato
Laura M. Del Prato
President and Treasurer

Date:	January 19, 2023

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	January 19, 2023